EXHIBIT 99.28



CounterpartyFL
------------------------------------
Underwriter   Morgan Stanley
------------------------------------
Issuer
------------------------------------
Depositor     Morgan Stanley ABS Cap
------------------------------------
Seller
------------------------------------
Aggregator
------------------------------------
Rep Provider
------------------------------------
Master Servicer
------------------------------------
Trustee
------------------------------------
MI Provider                      N/A
------------------------------------
Monoline                         FSA
------------------------------------
Credit Manager                   N/A
------------------------------------
Federal Tax St                 REMIC
------------------------------------



------------------------------------
Originators    Group (%)  Total (%)
------------------------------------
Accredited          0.44%  0.39%
------------------------------------
All State           0.74%  0.80%
------------------------------------
Chapel              1.95%  3.11%
------------------------------------
Encore             11.48%  9.53%
------------------------------------
First Banc          3.89%  5.18%
------------------------------------
First Horizon      24.63% 23.99%
------------------------------------
First NLC          10.29% 11.60%
------------------------------------
Flex Point          0.16%  0.08%
------------------------------------
Fremont            21.45% 21.67%
------------------------------------
Home Owners         3.98%  3.12%
------------------------------------
Impac               0.47%  0.39%
------------------------------------
Lenders Direct      2.76%  2.66%
------------------------------------
Lime Financial      5.14%  5.82%
------------------------------------
Master Financial    0.07%  0.10%
------------------------------------
New Century         2.26%  3.07%
------------------------------------
Platinum Capital    0.28%  0.24%
------------------------------------
Resmae              0.00%  0.02%
------------------------------------
Rose Mortgage      10.02%  8.23%
------------------------------------



------------------------------------
Servicers      Group (%)  Total (%)
------------------------------------
Saxon             100.00% 100.00%
------------------------------------


    FICO        AGG UPB   AGG %
------------------------------------
    < 500               -  0.00%
------------------------------------
  500 - 519    32,032,954  4.58%
------------------------------------
  520 - 539    38,667,471  5.52%
------------------------------------
  540 - 559    40,073,424  5.72%
------------------------------------
  560 - 579    45,861,794  6.55%
------------------------------------
  580 - 599    68,082,356  9.72%
------------------------------------
  600 - 619    85,197,159 12.17%
------------------------------------
  620 - 639    95,326,305 13.62%
------------------------------------
  640 - 659    93,336,956 13.33%
------------------------------------
  660 - 679    71,511,611 10.21%
------------------------------------
  680 - 699    49,448,777  7.06%
------------------------------------
  700 - 719    27,204,988  3.89%
------------------------------------
  720 - 739    24,874,849  3.55%
------------------------------------
  740 - 759    13,186,911  1.88%
------------------------------------
  760 - 779     9,560,257  1.37%
------------------------------------
  780 - 799     3,607,879  0.52%
------------------------------------
  800 plus      2,146,705  0.31%
------------------------------------




----------------------------------------
Collateral Info      Group     TOTAL
----------------------------------------
Gross WAC             7.517%     7.599%
----------------------------------------
WA CLTV               79.13%     79.81%
----------------------------------------
CLTV >80%             34.81%     31.82%
----------------------------------------
CLTV >90%             10.90%      9.44%
----------------------------------------
CLTV >95%              4.92%      5.09%
----------------------------------------
LB <$50,000            2.22%      1.77%
----------------------------------------
LB $50k - $100k       11.66%      9.34%
----------------------------------------
LB $100k - $150k      18.71%     13.94%
----------------------------------------
WA FICO                  627        627
----------------------------------------
<560 FICO              8.75%     15.82%
----------------------------------------
560 - 600 FICO        22.60%     16.27%
----------------------------------------
SF / TH / PUD         84.95%     86.84%
----------------------------------------
2-4 Family             9.24%      7.69%
----------------------------------------
Condo                  5.25%      5.12%
----------------------------------------
Manufactured Housing (M0.15%      0.07%
----------------------------------------
Other                  0.41%      0.27%
----------------------------------------
Primary               92.54%     94.77%
----------------------------------------
Second                 1.29%      1.06%
----------------------------------------
Investment             6.18%      4.16%
----------------------------------------
Full / Alt            50.98%     46.89%
----------------------------------------
Stated / Limited      49.02%     53.11%
----------------------------------------
NINA                   0.00%      0.00%
----------------------------------------
1st Lien              97.81%     96.89%
----------------------------------------
2nd Lien               2.19%      3.11%
----------------------------------------
State 1                   CA         CA
----------------------------------------
%                     14.11%     22.94%
----------------------------------------
State 2                   FL         FL
----------------------------------------
%                     11.22%     11.36%
----------------------------------------
State 3                   NJ         NJ
----------------------------------------
----------------------------------------
%                      6.73%      6.47%
----------------------------------------
----------------------------------------
State 4                   NY         NY
----------------------------------------
----------------------------------------
%                      6.30%      6.21%
----------------------------------------
----------------------------------------
State 5                   MD         MD
----------------------------------------
----------------------------------------
%                      5.60%      5.44%
----------------------------------------
----------------------------------------
ARM / HYB             85.55%     87.00%
----------------------------------------
----------------------------------------
Fixed                 14.45%     13.00%
----------------------------------------
----------------------------------------
Purchase              32.33%     45.59%
----------------------------------------
----------------------------------------
Refi-RT                5.52%      4.80%
----------------------------------------
----------------------------------------
Refi-CO               62.15%     49.61%
----------------------------------------
----------------------------------------
Size
----------------------------------------
----------------------------------------
AVG Balance         $152,373   $181,237
----------------------------------------
----------------------------------------
Loan Count             2,172      3,863
----------------------------------------
----------------------------------------
Interest Only (IO)    24.28%     29.93%
----------------------------------------
----------------------------------------
Negative Amortization  0.00%      0.00%
----------------------------------------




--------------------------------------------------
  GWAC    AGG ARM UPB  ARM %  AGG FIX UPB  FIX %
--------------------------------------------------
0 - 4.5             -   0.00%           -   0.00%
--------------------------------------------------
4.5 - 5       519,662   0.09%           -   0.00%
--------------------------------------------------
5 - 5.5     4,942,280   0.81%           -   0.00%
--------------------------------------------------
5.5 - 6    40,518,967   6.65%   7,743,415   8.51%
--------------------------------------------------
6 - 6.5    78,273,595  12.85%  15,437,474  16.96%
--------------------------------------------------
6.5 - 7   115,491,284  18.96%  18,367,199  20.18%
--------------------------------------------------
7 - 7.5    90,498,427  14.86%   6,714,803   7.38%
--------------------------------------------------
7.5 - 8   102,063,259  16.76%   8,189,137   9.00%
--------------------------------------------------
8 - 8.5    61,178,742  10.04%   5,074,629   5.57%
--------------------------------------------------
8.5 - 9    52,494,806   8.62%   4,395,454   4.83%
--------------------------------------------------
9 - 9.5    21,907,885   3.60%   3,139,529   3.45%
--------------------------------------------------
9.5 - 10   24,428,106   4.01%   4,494,174   4.94%
--------------------------------------------------
10 - 10.5   9,044,275   1.48%   6,201,842   6.81%
--------------------------------------------------
10.5 - 11   4,829,436   0.79%   5,180,991   5.69%
--------------------------------------------------
11 - 11.5   1,833,041   0.30%   2,966,684   3.26%
--------------------------------------------------
11.5 - 12   1,029,319   0.17%   1,294,568   1.42%
--------------------------------------------------
12 - 12.5      38,149   0.01%   1,265,490   1.39%
--------------------------------------------------
12.5 - 13           -   0.00%     444,757   0.49%
--------------------------------------------------
13 - 13.5           -   0.00%     119,017   0.13%
--------------------------------------------------
13.5 - 14           -   0.00%           -   0.00%
--------------------------------------------------
14 - 14.5           -   0.00%           -   0.00%
--------------------------------------------------
14.5 +              -   0.00%           -   0.00%
--------------------------------------------------

----------------------
Ratings
----------------------
Moody's RaAaag
----------------------
S&P RatingAAA
----------------------
Fitch RatiAAA
----------------------
DBRS RatinNR
----------------------

-----------------------------------
Credit Enhancement
-----------------------------------
Subordination (not inclu0.00%OC)
-----------------------------------
Prefund OC (%)          0.00%
-----------------------------------
Initial Target OC (%)   0.00%
-----------------------------------
Stepdown OC (%)         0.00%
-----------------------------------
Stepdown Date
-----------------------------------
Excess Interest (12m Avg0.00% Libor)
-----------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.